Supplement dated May 27, 2015 to Prospectuses dated May 1, 2006 for Touchstone Gold and Touchstone Advisor Flexible Premium Variable Annuities and Prospectus dated May 1, 2000 for

Touchstone Select Flexible Premium Variable Annuity

Issued by Western-Southern Life Assurance Company through its Separate Account 1

This is the final of four required notices that contain similar information.  No action is required.

This supplement to the prospectuses identified above describes changes to the Money Market Fund available in the variable annuity contracts issued by Western-Southern Life Assurance Company.  Please retain this supplement to the prospectuses for future reference.

Effective April 24, 2015, Touchstone VST Money Market Fund was replaced with Putnam VT Money Market Fund

Western-Southern Life Assurance Company replaced the Touchstone VST Money Market Fund Subaccount in your variable annuity with the Putnam VT Money Market Fund Subaccount, as indicated in the chart below.

Previous Subaccount	Current/Replacement Subaccount
Touchstone VST Money Market Fund	Putnam VT Money Market Fund, Class 1A

Any Account Value you had in the existing Touchstone VST Money Market Fund (“Touchstone Money Market”) at the end of the Business Day on April 24, 2015 was transferred to the Putnam VT Money Market Fund (“Putnam Money Market”).  You did not incur a transfer charge and the transfer did not count toward the number of free transfers allowed under your contract.

Free Transfer — This is a reminder that you may transfer Account Value that was moved to the Putnam Money Market to any available Subaccount.  The available Subaccounts are listed on the enclosed Transfer Form.  If you elect to transfer your money out of the Putnam Money Market anytime before June 26, 2015, you will not incur a transfer charge and the transfer will not count toward the number of free transfers allowed under your contract.

Future Contributions and Systematic Programs — Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that were previously directed to the Touchstone Money Market are now directed to the Putnam Money Market.

Description of Putnam VT Money Market Fund — The Fund seeks as high a rate of current income as Putnam Investment Management, LLC (“Advisor”) believes is consistent with preservation of capital and maintenance of liquidity.  The Advisor invests mainly in money market instruments that are high quality and have short-term maturities.  The Advisor invests significantly in certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers’ acceptances.  The Advisor may also invest in U.S. dollar denominated foreign securities of these types.  The Advisor considers, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

Expense Comparison — Following are the total annual portfolio operating expenses of the Putnam Money Market Fund, as well as the Touchstone Money Market fund, for comparison.

Portfolio	Management Fees	12b-1 Fee or Service Fee	Other Expenses	Total Annual Expenses
Putnam VT Money Market, Class 1A	0.28%	0.00%	0.14%	0.42%

Touchstone VST Money Market	0.18%	0.25%	0.32%	0.75%

For more information about the Putnam Money Market, including the risks of investing, refer to the Fund’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-669-2796.